EXHIBIT 10.130

     GUARANTEE, dated as of September 24, 1996 (this
"Guarantee"), made by the undersigned (the "Guarantor"), in favor of PAN-WESTERN ENERGY CORPORATION LLC, a Cayman Islands corporation (the "Lender"), as the lender party to the Shareholder Loan Agreement, dated September 24, 1996 (the "Shareholder Loan Agreement") between the Lender and Tangshan Pan-Western Heat and Power Co., Ltd. (the "Borrower"), an equity joint venture organized under the law of the People's Republic of China (the "PRC").

                      W I T N E S S E T H:


     WHEREAS, Lender has agreed to make loans to the Borrower, pursuant to the Shareholder Loan Agreement;

     WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of such loans to the Borrower;

     WHEREAS, it is a condition precedent to the obligation of the Lender to make such loans to the Borrower that the Guarantor shall have executed and delivered this Guarantee for the benefit of the Lender;

     NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the Guarantor hereby agrees for the benefit of the Lender as follows:

     1. Defined Terms. a. Unless otherwise defined herein, terms defined in the Shareholder Loan Agreement and used herein shall have the meanings given to them in the Shareholder Loan
Agreement.

       b. As used herein, "Obligations" is the collective reference to the unpaid principal of and interest on the Project Note and all other obligations and liabilities of the Borrower to the Lender (including, without limitation, interest accruing at the then applicable rate provided in the Shareholder Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Shareholder Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower), which may arise under, out of, or in connection with, the Shareholder Loan Agreement, the Project Note, the other Financing Agreements or any other document made, delivered or given in connection therewith.

     2. Guarantee a. Subject to the provisions of paragraph 2(b), the Guarantor hereby unconditionally and irrevocably guarantees to the Lender the prompt and complete payment (in RMB for conversion under Borrower's foreign debt registration certificate for the Shareholder Loan Agreement, and Guarantor hereby commits itself to make up any shortfall in RMB therefor) and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     b. Anything herein or in any other Financing Agreement to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Financing Agreements shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable laws relating to the insolvency of debtors.

     c. The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

     d. The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

     e. No payment or payments made by the Borrower, any other guarantor or any other person or received or collected by the Lender from the Borrower, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full.

     f. The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

     3. Right of Set-off. The Guarantor hereby irrevocably authorizes the Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, at any time held or owing by the Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Lender hereunder and claims of every nature and description of the Lender against the Guarantor, in any currency, whether arising hereunder, under the Shareholder Loan Agreement, the Project Note, any Financing Agreements or otherwise, as the Lender may elect. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full.

     5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, accelerated, compromised, waived, surrendered or released by the Lender, and the Shareholder Loan Agreement, the Project Note and the other Financing Agreements and any other documents executed and delivered in connection therewith may be amended, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time.

     6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee. The Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any other guarantor with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Shareholder Loan Agreement, the Project Note or any other Financing Agreement, any of the Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by the Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance.

     7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim at the office of the Lender located at 4100, Spring Valley Road, Suite 1001, Dallas, Texas, 75244, U.S.A., or to such account at such financial institution as Lender may direct by notice to the Guarantor.

     9. Notices. All notices, requests and demands to or upon the Lender or the Guarantor shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     a. if to the Lender, at its address or transmission number for notices provided in the Shareholder Loan Agreement; and

     b. if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

     10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. Integration. This Guarantee represents the entire agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

     12.   Amendments in Writing; No Waiver; Cumulative Remedies.
a. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender.

     b. The Lender shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

     c. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     13. Section Headings. The section headings used in this Guarantee are for convenience of reference only.

     14. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

     15. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the Cayman Islands.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

TANGSHAN CAYMAN HEAT AND POWER CO., LTD.



By:  /s/ L. Stephen Rizzieri
Name:     L. Stephen Rizzieri
Title:    Deputy General Counsel

Address for Notices:
Zhongdajie, Bencheng, Luannan County, Hebei Province, People's
Republic of China

ACKNOWLEDGED AND AGREED BY:


PAN-WESTERN ENERGY CORPORATION LLC


By:  /s/ L. Stephen Rizzieri
Name:     L. Stephen Rizzieri
Title:    Deputy General Counsel